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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Foodbrands America, Inc. (the "Company") hereby severally constitute and appoint R. Randolph Devening, Horst
O. Sieben, William L. Brady and Bryant P. Bynum and each of them, severally, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us and in our name, place and stead, in any and all capacities, to sign the foregoing Registration Statement and any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute to substitutes, may lawfully do or cause to be done by virtue hereof.


                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
              /s/  R. RANDOLPH DEVENING                  Chairman, President, Chief Executive
     -------------------------------------------                 Officer and Director
                 R. Randolph Devening                       (Principal Executive Officer)

                 /s/  HORST O. SIEBEN                      Senior Vice President and Chief
     -------------------------------------------                  Financial Officer
                   Horst O. Sieben                          (Principal Financial Officer)

                /s/  WILLIAM L. BRADY                       Vice President and Controller
     -------------------------------------------            (Principal Accounting Officer)
                   William L. Brady

                 /s/  THEODORE AMMON                                   Director
     -------------------------------------------
                    Theodore Ammon

                 /s/  RICHARD T. BERG                                  Director
     -------------------------------------------
                   Richard T. Berg

               /s/  DORT A. CAMERON III                                Director                    March 21, 1996
     -------------------------------------------
                 Dort A. Cameron III

                 /s/  TERRY M. GRIMM                                   Director
     -------------------------------------------
                    Terry M. Grimm

                  /s/  PAUL S. LEVY                                    Director
     -------------------------------------------
                     Paul S. Levy

                 /s/  PETER A. JOSEPH                                  Director
     -------------------------------------------
                   Peter A. Joseph

            /s/  ANGUS C. LITTLEJOHN, JR.                              Director
     -------------------------------------------
               Angus C. Littlejohn, Jr.

                /s/  PAUL W. MARSHALL                                  Director
     -------------------------------------------
                   Paul W. Marshall